Dreyfus Premier
Value Fund


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Premier Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Value Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A shares produced a -14.32% total return, Class B shares returned -15.02%, Class C shares returned -14.99% , Class R shares returned -15.15%, and Class T shares returned -15.08% .(1) By comparison, the fund's benchmark, the Russell 1000 Value Index (the "Index" ), produced a total return of -11.86% for the same period.(2) The fund' s results reflect performance under the guidance of the fund's prior manager, Timothy M. Ghriskey until there was a change in the portfolio management in late July 2001.

We attribute the fund' s and market' s absolute performance to a difficult environment for stocks. Slowing U.S. economic growth drove the Index lower during the reporting period. The fund produced somewhat weaker results than the Index because of the disappointing performance of a small number of individual holdings, particularly in the capital goods and financial industry groups.

What is the fund's investment approach?

Dreyfus Premier Value Fund invests primarily in large-capitalization, value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's resources among sectors in roughly the same proportions as our benchmark. However, we may choose to moderately emphasize certain sectors that we believe offer greater long-term growth prospects than the overall market.

What other factors influenced the fund's performance?

Weakness in the U.S. economy undermined most areas of the stock market during the reporting period. However, many investors sought shelter from uncertainty in value-oriented stocks, which declined less on average than did growth-oriented stocks.

Nevertheless, disappointing performance of a handful of individual stocks caused the fund's performance to lag the performance of the fund's benchmark. The fund realized its weakest returns relative to its benchmark in the area of capital goods, primarily due to the poor performance of two of its largest holdings, Boeing and Honeywell International. Boeing, a leading manufacturer of commercial airliners, was hit particularly hard by the September 11 terrorist attacks. Honeywell was hurt by the failure of a proposed merger with General Electric, which was rejected in July 2001 by the European Commission on anti-competitive grounds. Similarly, a small number of disappointing stock selections undermined performance among financials, which represented the fund's single largest area of investment. In particular, Bank of New York and Morgan Stanley Dean Witter suffered as a result of declining levels of brokerage activity, while American Express was hurt by declines in its travel-related business.

On the other hand, returns relative to the fund's benchmark benefited from our decisions to hold relatively small positions in the weak-performing technology and communications services areas. Better than average stock selections in these two areas also supported the fund's performance.


What is the fund's current strategy?

Although U.S. economic growth declined throughout the reporting period, we believe that declining interest rates, lower energy prices and fiscal stimulus have set the stage for eventual economic recovery. Accordingly, during the closing weeks of the reporting period, we began repositioning the fund to potentially benefit from such a recovery if and when it occurs. As of October 31, 2001, we modestly increased the fund's holdings in the health care area, while de-emphasizing the more defensive areas of communications services, capital goods, energy and utilities. At the same time, we remain committed to the principles of value investing.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     ()PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Value Fund Class A shares and the Russell 1000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER VALUE FUND ON 10/31/91 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/01


                                                         Inception                                                      From
                                                           Date           1 Year         5 Years       10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         (19.23)%         5.22%         6.26%
WITHOUT SALES CHARGE                                                      (14.32)%         6.47%         6.89%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    1/15/93        (18.15)%         5.41%          --          6.65%((+)(+))
WITHOUT REDEMPTION                                         1/15/93        (15.02)%         5.65%          --          6.65%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))              9/1/95         (15.77)%         5.57%          --          6.95%
WITHOUT REDEMPTION                                         9/1/95         (14.99)%         5.57%          --          6.95%

CLASS R SHARES                                             9/1/95         (15.15)%         6.10%          --          7.50%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        3/1/00         (18.92)%          --            --          (4.75)%
WITHOUT SALES CHARGE                                       3/1/00         (15.08)%          --            --          (2.09)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


October 31, 2001

COMMON STOCKS--94.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--8.0%

Bank of America                                                                                  56,300                3,321,137

Bank of New York                                                                                 39,600                1,346,796

FleetBoston Financial                                                                            41,500                1,363,690

JP Morgan Chase & Co.                                                                            52,900                1,870,544

PNC Financial Services Group                                                                      7,400                  406,260

Wells Fargo                                                                                      81,800                3,231,100

                                                                                                                      11,539,527

COMMERCIAL SERVICES--.6%

Henry Schein                                                                                     19,900  (a)             671,625

McGraw-Hill Cos.                                                                                  5,200                  273,416

                                                                                                                         945,041

CONSUMER DURABLES--2.4%

Ford Motor                                                                                       54,000                  866,700

General Motors                                                                                   38,846                1,605,117

Goodyear Tire & Rubber                                                                            3,800                   70,794

Newell Rubbermaid                                                                                32,800                  906,592

                                                                                                                       3,449,203

CONSUMER NON-DURABLES--8.6%

Coca-Cola                                                                                        15,800                  756,504

Gillette                                                                                         30,300                  942,027

Jones Apparel Group                                                                              20,700  (a)             571,320

Kimberly-Clark                                                                                   15,400                  854,854

Kraft Foods, Cl. A                                                                               36,500                1,231,875

Liz Claiborne                                                                                    20,300                  923,650

PepsiCo                                                                                          12,700                  618,617

Philip Morris Cos.                                                                               56,800                2,658,240

Procter & Gamble                                                                                 43,000                3,172,540

UST                                                                                              20,700                  695,727

                                                                                                                      12,425,354

CONSUMER SERVICES--3.4%

Carnival                                                                                         40,000                  871,200

Clear Channel Communications                                                                      9,300  (a)             354,516

Comcast, Cl. A                                                                                   23,400  (a)             838,656

Disney (Walt)                                                                                    54,100                1,005,719

McDonald's                                                                                       38,500                1,003,695

Viacom, Cl. B                                                                                    21,800  (a)             795,918

                                                                                                                       4,869,704


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--4.1%

Compaq Computer                                                                                  36,400                  318,500

General Dynamics                                                                                  4,300                  350,880

Hewlett-Packard                                                                                  46,400                  780,912

International Business Machines                                                                  16,800                1,815,576

LSI Logic                                                                                        25,000  (a)             423,750

Micron Technology                                                                                41,600  (a)             946,816

Motorola                                                                                         48,900                  800,493

Raytheon                                                                                         17,000                  548,250

                                                                                                                       5,985,177

ENERGY  MINERALS--7.9%

Anadarko Petroleum                                                                               15,700                  895,685

Conoco, Cl. B                                                                                    60,000                1,542,000

Exxon Mobil                                                                                     180,260                7,111,257

Ocean Energy                                                                                    102,700                1,874,275

                                                                                                                      11,423,217

FINANCE--21.8%

Allstate                                                                                         56,900                1,785,522

American Express                                                                                 44,500                1,309,635

American International Group                                                                     61,927                4,867,462

Bank One                                                                                         54,600                1,812,174

Citigroup                                                                                       171,301                7,797,621

Countrywide Credit Industries                                                                    21,200                  846,516

Federal Home Loan Mortgage                                                                       34,100                2,312,662

Federal National Mortgage Association                                                            14,300                1,157,728

Fifth Third Bancorp                                                                              11,300                  637,546

GreenPoint Financial                                                                             71,900                2,304,395

Household International                                                                          12,700                  664,210

Keycorp                                                                                          17,100                  363,546

Morgan Stanley Dean Witter                                                                       31,600                1,545,872

Synovus Financial                                                                                19,200                  441,984

USA Education                                                                                    18,400                1,500,704

Washington Mutual                                                                                45,150                1,363,079

XL Capital, Cl. A                                                                                10,000                  868,600

                                                                                                                      31,579,256

HEALTH SERVICES--4.2%

HCA-Healthcare                                                                                   58,900                2,335,974

Healthsouth                                                                                      63,700  (a)             829,374

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES (CONTINUED)

Humana                                                                                           40,000  (a)             462,000

Oxford Health Plans                                                                              29,700  (a)             699,732

Wellpoint Health Networks                                                                        15,200  (a)           1,696,168

                                                                                                                       6,023,248

HEALTH TECHNOLOGY--5.4%

Abbott Laboratories                                                                              38,300                2,029,134

American Home Products                                                                           11,800                  658,794

Bristol-Myers Squibb                                                                             17,000                  908,650

Johnson & Johnson                                                                                12,578                  728,392

King Pharmaceuticals                                                                             20,533  (a)             800,582

Merck & Co.                                                                                      41,200                2,628,972

Zimmer Holdings                                                                                   1,700  (a)              52,547

                                                                                                                       7,807,071

INDUSTRIAL SERVICES--.9%

Waste Management                                                                                 54,300                1,330,350

NON-ENERGY MINERALS--1.2%

Alcoa                                                                                            42,300                1,365,021

Weyerhaeuser                                                                                      8,800                  439,208

                                                                                                                       1,804,229

PROCESS INDUSTRIES--4.0%

Boise Cascade                                                                                    24,200                  691,152

Dow Chemical                                                                                     47,750                1,587,687

duPont (EI) deNemours                                                                            25,100                1,003,749

International Paper                                                                              27,100                  970,180

Monsanto                                                                                         49,300                1,543,090

                                                                                                                       5,795,858

PRODUCER MANUFACTURING--3.0%

Deere & Co.                                                                                       9,700                  358,803

Emerson Electric                                                                                 11,100                  544,122

Georgia-Pacific                                                                                  24,100                  669,016

Honeywell International                                                                          38,500                1,137,675

Minnesota Mining & Manufacturing                                                                 15,200                1,586,576

                                                                                                                       4,296,192

RETAIL TRADE--3.8%

Costco Wholesale                                                                                 21,700  (a)             820,911


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

May Department Stores                                                                            31,800                1,000,110

RadioShack                                                                                       16,800                  419,832

Sears, Roebuck                                                                                   55,000                2,132,350

Target                                                                                           37,300                1,161,895

                                                                                                                       5,535,098

TECHNOLOGY SERVICES--1.9%

Accenture                                                                                        26,400  (a)             463,848

Adobe Systems                                                                                    20,700                  546,480

Anthem                                                                                            5,500  (a)             230,340

Computer Associates International                                                                38,600                1,193,512

Electronic Data Systems                                                                           4,800                  308,976

                                                                                                                       2,743,156

TRANSPORTATION--.8%

Norfolk Southern                                                                                 47,000                  787,250

Southwest Airlines                                                                               19,600                  311,640

                                                                                                                       1,098,890

UTILITIES--12.8%

AES                                                                                              26,000  (a)             360,100

Allegheny Energy                                                                                 21,000                  767,550

American Electric Power                                                                           8,500                  356,150

AT&T                                                                                             63,600                  969,906

AT&T -Liberty Media, Cl. A                                                                       77,400  (a)             904,806

BellSouth                                                                                        55,800                2,064,600

Dominion Resources                                                                                6,300                  385,056

Duke Energy                                                                                      40,500                1,555,605

El Paso                                                                                           7,005                  343,665

Exelon                                                                                           18,100                  761,467

SBC Communications                                                                               77,996                2,972,428

Sprint (FON Group)                                                                               19,700                  394,000

TXU                                                                                              49,900                2,287,416

Verizon Communications                                                                           67,536                3,363,968

Xcel Energy                                                                                      37,400                1,057,672

                                                                                                                      18,544,389

TOTAL COMMON STOCKS

   (cost $131,142,616)                                                                                               137,194,960

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--5.5%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

3.27%, 11/29/2001                                                                                49,000                   48,920

2.29%, 12/6/2001                                                                                190,000                  189,624

2.24%, 12/13/2001                                                                             6,243,000                6,228,204

2.16%, 12/27/2001                                                                             1,482,000                1,477,376

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,942,158)                                                                                                   7,944,124
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $139,084,774)                                                            100.3%              145,139,084

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                (483,704)

NET ASSETS                                                                                       100.0%              144,655,380

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           139,084,774   145,139,084

Cash                                                                     15,363

Receivable for shares of Beneficial Interest subscribed                 194,152

Dividends receivable                                                    153,385

Prepaid expenses                                                         36,852

                                                                    145,538,836
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           155,068

Payable for investment securities purchased                             633,543

Payable for shares of Beneficial Interest redeemed                       26,320

Accrued expenses                                                         68,525

                                                                        883,456
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      144,655,380
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,272,021

Accumulated undistributed investment income--net                      1,052,504

Accumulated net realized gain (loss) on investments                   6,276,545

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                          6,054,310
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      144,655,380


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      132,810,056            10,575,000           1,242,743                6,818               20,763

Shares Outstanding                    7,711,037               644,992              76,614              406.400                1,218
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          17.22                16.40                16.22                16.78                17.05

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       2,843,522

Interest                                                               236,764

TOTAL INCOME                                                         3,080,286

EXPENSES:

Management fee--Note 3(a)                                            1,239,138

Shareholder servicing costs--Note 3(c)                                 562,786

Distribution fees--Note 3(b)                                            90,274

Professional fees                                                       62,859

Registration fees                                                       55,882

Prospectus and shareholders' reports                                    24,333

Custodian fees--Note 3(c)                                               23,719

Trustees' fees and expenses--Note 3(d)                                  16,692

Loan commitment fees--Note 2                                               204

Miscellaneous                                                            8,607

TOTAL EXPENSES                                                       2,084,494

INVESTMENT INCOME--NET                                                 995,792
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              6,614,772

Net realized gain (loss) on financial futures                          (21,400)

NET REALIZED GAIN (LOSS)                                             6,593,372

Net unrealized appreciation (depreciation) on investments          (32,266,246)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (25,672,874)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (24,677,082)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            995,792             770,386

Net realized gain (loss) on investments         6,593,372          12,693,292

Net unrealized appreciation (depreciation)
   on investments                             (32,266,246)          1,795,450

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (24,677,082)         15,259,128
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (790,683)            (792,500)

Class C shares                                      (960)                 --

Class R shares                                       (40)                 (26)

Class T shares                                        (3)                 --

Net realized gain on investments:

Class A shares                               (11,810,115)         (14,166,860)

Class B shares                                  (833,400)          (2,161,284)

Class C shares                                   (60,312)             (61,079)

Class R shares                                      (467)                (705)

Class T shares                                       (82)                 --

TOTAL DIVIDENDS                              (13,496,062)         (17,182,454)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 21,501,818          30,468,663

Class B shares                                  4,756,843           3,869,293

Class C shares                                  1,246,557             717,083

Class R shares                                      1,792               1,012

Class T shares                                     22,642               1,000

Dividends reinvested:

Class A shares                                 11,714,511          13,944,282

Class B shares                                    662,292           1,915,838

Class C shares                                     43,887              27,006

Class R shares                                        507                 726

Class T shares                                         85                 --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                 -------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                               (29,635,960)         (50,558,029)

Class B shares                                (4,177,960)         (19,677,565)

Class C shares                                  (499,412)            (734,509)

Class R shares                                      (139)              (3,300)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            5,637,463          (20,028,500)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (32,535,681)         (21,951,826)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           177,191,061          199,142,887

END OF PERIOD                                 144,655,380          177,191,061

Undistributed investment income--net            1,052,504              848,398


                                                     Year Ended October 31,
                                                 -------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,099,334            1,470,099

Shares issued for dividends reinvested            609,179              685,560

Shares redeemed                                (1,527,160)          (2,423,470)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     181,353            (267,811)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       260,954              193,141

Shares issued for dividends reinvested             35,916               97,597

Shares redeemed                                  (222,073)            (988,931)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      74,797            (698,193)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        67,426              36,075

Shares issued for dividends reinvested              2,406               1,386

Shares redeemed                                   (27,605)            (36,886)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,227                 575
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            93                  49

Shares issued for dividends reinvested                 27                  36

Shares redeemed                                       (7)                (163)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         113                 (78)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,161                   52

Shares issued for dividends reinvested                  5                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,166                   52

     (A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

     (B) DURING THE PERIOD ENDED OCTOBER 31, 2001, 79,877 CLASS B SHARES REPRESENTING $1,494,395 WERE AUTOMATICALLY CONVERTED TO 76,500 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 148,735 CLASS B SHARES REPRESENTING $2,969,946 WERE AUTOMATICALLY CONVERTED TO 143,145 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.85          22.00          21.07          24.30         22.42

Investment Operations:

Investment income--net                                            .13(a)         .10(a)         .11(a)         .13           .12

Net realized and unrealized gain (loss)
   on investments                                               (3.08)          1.74           2.50            .23          5.40

Total from Investment Operations                                (2.95)          1.84           2.61            .36          5.52

Distributions:

Dividends from investment income--net                            (.11)          (.11)          (.11)          (.11)         (.20)

Dividends from net realized gain
   on investments                                               (1.57)         (1.88)         (1.57)         (3.48)        (3.44)

Total Distributions                                             (1.68)         (1.99)         (1.68)         (3.59)        (3.64)

Net asset value, end of period                                  17.22          21.85          22.00          21.07         24.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (14.32)          9.00          13.24           1.53         27.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.20           1.20           1.18           1.19          1.18

Ratio of net investment income
   to average net assets                                          .66            .50            .51            .54           .51

Portfolio Turnover Rate                                         91.91         150.24         141.85         159.30        123.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         132,810        164,534        171,526        178,593       206,333

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.93          21.21          20.41          23.70         21.92

Investment Operations:

Investment (loss)                                                (.03)(a)       (.04)(a)       (.05)(a)       (.04)        (.04)(a)

Net realized and unrealized gain (loss)
   on investments                                               (2.93)          1.64           2.42            .23          5.29

Total from Investment Operations                                (2.96)          1.60           2.37            .19          5.25

Distributions:

Dividends from investment income--net                              --            --             --             --           (.03)

Dividends from net realized gain
   on investments                                               (1.57)         (1.88)         (1.57)         (3.48)        (3.44)

Total Distributions                                             (1.57)         (1.88)         (1.57)         (3.48)        (3.47)

Net asset value, end of period                                  16.40          20.93          21.21          20.41         23.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (15.02)          8.12          12.38            .75         26.55
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         2.02           1.99           1.94           1.95          1.93

Ratio of investment (loss)
   to average net assets                                         (.16)         (.23)           (.25)          (.22)         (.27)

Portfolio Turnover Rate                                         91.91        150.24          141.85         159.30        123.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          10,575        11,936          26,897         47,512        52,847

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.75          21.06          20.28          23.67         21.90

Investment Operations:

Investment (loss)                                                (.04)(a)       (.11)(a)       (.06)(a)       (.05)         (.14)(a)

Net realized and unrealized gain (loss)
   on investments                                               (2.89)          1.68           2.41            .20          5.35

Total from Investment Operations                                (2.93)          1.57           2.35            .15          5.21

Distributions:

Dividends from investment income--net                            (.03)           --             --            (.06)          --

Dividends from net realized gain
   on investments                                               (1.57)         (1.88)         (1.57)         (3.48)        (3.44)

Total Distributions                                             (1.60)         (1.88)         (1.57)         (3.54)        (3.44)

Net asset value, end of period                                  16.22          20.75          21.06          20.28         23.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (14.99)          8.02          12.25            .65         26.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         2.04           2.03           1.96           2.08          2.00

Ratio of investment (loss)
   to average net assets                                         (.20)          (.59)          (.29)          (.35)         (.56)

Portfolio Turnover Rate                                         91.91         150.24         141.85         159.30        123.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,243            714            712            652           594

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------
CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.55          21.70          20.87          24.30         22.42

Investment Operations:

Investment income (loss)--net                                    (.05)(a)        .05(a)         .06(a)         .21           .19

Net realized and unrealized gain (loss)
   on investments                                               (3.01)          1.75           2.47           (.01)         5.38

Total from Investment Operations                                (3.06)          1.80           2.53            .20          5.57

Distributions:

Dividends from investment income--net                            (.14)          (.07)          (.13)          (.15)         (.25)

Dividends from net realized gain
   on investments                                               (1.57)         (1.88)         (1.57)         (3.48)        (3.44)

Total Distributions                                             (1.71)         (1.95)         (1.70)         (3.63)        (3.69)

Net asset value, end of period                                  16.78          21.55          21.70          20.87         24.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.15)          8.97          12.99           .77          27.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         2.13           1.37           1.40           1.00           .94

Ratio of net investment income (loss)
   to average net assets                                         (.27)           .26            .29            .51           .71

Portfolio Turnover Rate                                         91.91         150.24         141.85         159.30        123.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               7             6              8              6              5

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended October 31,
                                                        ------------------------
CLASS T SHARES                                               2001       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     21.77        19.15

Investment Operations:

Investment (loss)                                         (.02)(b)     (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                        (3.08)        2.64

Total from Investment Operations                         (3.10)        2.62

Distributions:

Dividends from investment income--net                     (.05)         --

Dividends from net realized gain on investments          (1.57)         --

Total Distributions                                      (1.62)         --

Net asset value, end of period                           17.05        21.77
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (15.08)       13.68(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                  1.92         1.17(d)

Ratio of investment (loss)
   to average net assets                                  (.11)       (.09)(d)

Portfolio Turnover Rate                                  91.91      150.24
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       21           1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $ 2,658 during the period ended October 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $33,852 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $81,419, $8,819 and $36, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $382,913, $27,140, $2,940 and $36, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $110,517 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $23,719 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended October 31, 2001, the fund incurred total brokerage commissions of $354,283 of which $2,484 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2001, amounted to $147,298,606 and $156,598,445, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2001, there were no financial futures contracts outstanding.

(b) At October 31, 2001, accumulated net unrealized appreciation on investments was $6,054,310, consisting of $19,211,417 gross unrealized appreciation and $13,157,107 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Value Fund (one of the Series comprising Dreyfus Premier Value Equity Funds) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 6, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.4380 per share as long-term capital gain distribution paid on November 30, 2000.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


NOTES

                For More Information

                        Dreyfus Premier Value Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  037AR1001